e:harmon                                              o P.O. Box 1631
MUTUAL FUNDS                                          o Milwaukee, WI 53201-1631
                                                      o 1 800 392 6563
                                                        www.e-harmon.com


                           ZERO GRAVITY INTERNET FUND,
                         A SERIES OF ZERO GRAVITY FUNDS
                   PROSPECTUS SUPPLEMENT DATED MARCH 19, 2001
                       TO PROSPECTUS DATED APRIL 24, 2000


TERMINATION OF FUNDS

         On March 19, 2001, the Board of Trustees decided it was in the best interests of the Fund and its shareholders to close the Fund to purchases after the close of business on March 19, 2001. The Board decided to terminate the Fund effective as of the close of business on March 30, 2001, or as soon as reasonably practicable thereafter (the "Closing Date"). Shareholders will receive the net asset value per share for all shares they own on the Closing Date. This may be a taxable event for shareholders except for those participating in qualified and tax-deferred retirement vehicles (like 401(k) plans, profit sharing plans, pension plans and IRAs). Current redemption rights remain in effect.

LIQUIDATION OF THE FUND'S INVESTMENTS

         To prepare for the closing of the Fund, the portfolio managers are in the process of selling portfolio securities. This will increase the portion of the Fund's assets held in cash and similar investments in order to meet expenses and redemption and exchange requests. As a result, the Fund's normal exposure to stock and bond investments will be reduced or eliminated prior to the Closing Date.

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